SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-77169)
  UNDER THE SECURITIES ACT OF 1933
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 31  [X]
and
REGISTRATION STATEMENT (No. 811-3455)
 UNDER THE INVESTMENT COMPANY ACT OF 1940
 Amendment No. ___ [ ]
The North Carolina Capital Management Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-570-7000
Arthur S. Loring, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b)
 (x) on November 1, 1995 pursuant to paragraph (b) of Rule 485.
 (  ) 60 days after filing pursuant to paragraph (a)(i)
 (  ) on (             ) pursuant to paragraph (a)(i)
 (  ) 75 days after filing pursuant to paragraph (a)(ii)
 (  ) on (            ) pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:
 () this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and filed the notice required by such Rule on August 23, 1995.
The North Carolina Capital Management Trust:
Cash Portfolio and Term Portfolio
Cross Reference Sheet
Form N-1A Item Number
Part A Prospectus Caption
1 a,b  Cover Page
2 a  Expenses
 b,c  Contents; Who May Want to Invest
3 a  Financial Highlights
 b  *
 c  Performance
 d  Performance
4 a(i)  Charter
 a(ii) Investment Principles and Risks; Securities and Investment Practices; Fundamental Investment Policies and Restrictions
 b  Securities and Investment Practices
 c Who May Want to Invest; Investment Principles and Risks; Securities and Investment Practices
5 a  Charter
 b(i) Cover Page; FMR and its Affiliates b(ii) FMR and Its Affiliates; Breakdown of
Expenses
 b(iii)  Expenses; Breakdown of Expenses
 c  FMR and Its Affiliates

 d  Cover Page; Charter; Breakdown of Expenses; FMR and Its Affiliates
 e  FMR and Its Affiliates, Breakdown of Expenses
 f  Expenses
 g  Expenses; FMR and Its Affiliates, Breakdown of Expenses
5A   *
6 a(i)  Charter
 a(ii)  How to Buy Shares; How to Sell Shares; Investor
Services; Transaction Details; Exchange Restrictions
 a(iii)  *
 b  *
 c  How to Buy Shares; Exchange Restrictions
 d  *
 e Cover Page; How to Buy Shares; How to Sell Shares; Investor Services; Transaction Details
 f,g  Dividends, Capital Gains, and Taxes
7 a  Cover page; FMR and its Affiliates
 b  How to Buy Shares; Transaction Details
 c  How to Buy Shares; Transaction Details
 d  How to Buy Shares
 e  Breakdown of Expenses
 f  Expenses; Breakdown of Expenses
8   How to Sell Shares; Investor Services; Transaction Details; Exchange
Restrictions
9   *

* Not applicable

THE NORTH CAROLINA
CAPITAL
MANAGEMENT TRUST:
CASH PORTFOLIO AND TERM
PORTFOLIO
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about Cash Portfolio and Term Portfolio (each a "fund" or collectively the "funds") and their investments, you can obtain a copy of the funds' most recent financial report and portfolio listing or read the Statement of Additional Information (SAI) dated November 1, 1995 attached to this prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, or for information or assistance in opening an account, please call Sterling Capital Distributors, Inc. (Sterling) in Charlotte, North Carolina:
(medium solid bullet) Toll-free 1-800-222-3232
(medium solid bullet) or locally 1-704-372-8798
INVESTMENTS IN CASH PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT CASH PORTFOLIO WILL MAINTAIN A STABLE $1.00 SHARE PRICE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, THE FEDERAL RESERVE
BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT
TO INVESTMENT RISK, INCLUDING THE POSSIBLE
LOSS OF PRINCIPAL.
CASH PORTFOLIO seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value per share of $1.00, through investment in high-grade money market instruments, including obligations of the U.S. Government and the State of North Carolina, and in bonds and notes of any North Carolina local government or public authority.
TERM PORTFOLIO seeks to obtain as high a level of current income as is consistent with the preservation of capital by investing in obligations of the U.S. Government and agencies and instrumentalities of the U.S. Government, obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority, and in high-grade money market instruments.
PROSPECTUS
   NOVEMBER 1, 1995
(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA 02109
THE
N
C
ORTH
AROLINA
CAPITAL MANAGEMENT TRUST
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
NC-pro-1195
CONTENTS



KEY FACTS                                WHO MAY WANT TO INVEST

                                         EXPENSES Each fund's yearly operating expenses.

                                         FINANCIAL HIGHLIGHTS    A summary of each fund's
                                            financial data.

                                         PERFORMANCE

THE FUNDS IN DETAIL                      CHARTER How each fund is organized.

                                         INVESTMENT PRINCIPLES AND RISKS Each fund's
                                         overall approach to investing.

                                         BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

YOUR ACCOUNT                             HOW TO BUY SHARES Opening an account and
                                         making additional investments.

                                         HOW TO SELL SHARES Taking money out and closing
                                         your account.

                                         INVESTOR SERVICES Services to help you manage
                                         your account.

SHAREHOLDER AND ACCOUNT POLICIES         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                         TRANSACTION DETAILS Share price calculations and
                                         the timing of purchases and redemptions.

                                         EXCHANGE RESTRICTIONS


   KEY FACTS


       WHO MAY WANT TO INVEST
Shares of Cash Portfolio and Term Portfolio are offered exclusively to local governments and public authorities of the State of North Carolina, school administrative units, local ABC boards, community colleges or public
hospitals ("eligible investors"), as those terms are defined in 20    North
Carolina Administrative Code (    NCAC   )     3.0702(3). Each fund offers
an economical and convenient vehicle for investment of available cash by eligible investors.
Cash Portfolio    is designed for     investors who would like to earn
   current     income while preserving the value of their investment.
   The rate of income will vary from day to day, generally reflecting
short-term interest rates.     Cash Portfolio is managed to keep its share
price stable at $1.00   . Cash Portfolio does not constitute a balanced
investment plan. However,     because it emphasizes stability, it could be
well-suited for a portion of your investment. Cash Portfolio offers free checkwriting to give you a convenient way to manage your assets.
Term Portfolio    is designed for     investors who    seek high current
income from a portfolio of investment-grade debt securities. Term Portfolio's level of risk and potential reward depend on the quality and
maturity of its investments.     Accordingly, Term Portfolio may not be an
appropriate investment for those investors who require daily liquidity in order to meet current obligations. When you sell your Term Portfolio shares, they may be worth more or less than what you paid for them.
The value of    Term Portfolio's     investments and the income they
generate vary from day to day, and generally reflect changes in interest
rates, market conditions, and other economic and political news.    Term
Portfolio is not in itself a balanced investment plan.
You should consider your investment objective and tolerance for risk when making an investment decision.
       EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of a fund.
      Cash             Term
      Portfoli         Portfo
      o                lio


Maximum sales charge on    None         None
purchases and
reinvested distributions

Maximum deferred sales   None         None
charge

Redemption fee   None         None

Exchange fee   None         None

ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company (FMR). FMR is responsible for the payment of all other expenses for each fund with certain limited exceptions.
12b-1 fees are paid by FMR from its management fee, to        Sterling,
through Fidelity Distributors Corporation    (    FDC), for services and
expenses in connection with the distribution of fund shares.
Each fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The following are projections based on historical expenses of each fund,
   adjusted to reflect current fees,     and are calculated as a percentage
of average net assets of each fund.
                               Cash                        Term
                               Portfo                      Portfo
                               lio                         lio

Management fee*                   0    .1   9    %            0    .2   0    %

12b-1 fee (Distribution Fee)      0    .16%                   0    .16%

Other expenses                    0.01    %                   0.01    %

Total operating expenses          0    .36%                   0    .37%

* The rate for management fees represents the net rate retained by FMR after payments made to the distributor. The management fees before payments
made to the distributor by FMR are    0    .3   5    % and
   0    .3   6    % for Cash Portfolio and Term Portfolio, respectively.
EXPENSE TABLE EXAMPLE: You would pay the following expenses on a $1,000 investment assuming a 5% annual return and full redemption, at the end of each time period:
                 1           3           5           10
                 Year        Years       Years       Years

Cash Portfolio      $    4      $    1      $    2      $    4
                             2           0           6

Term Portfolio      $    4      $    1      $    2      $    4
                             2           1           7

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.









   FINANCIAL HIGHLIGHTS
The financial highlights tables that follow for Cash Portfolio and Term Portfolio and each fund's financial statements are included in the funds' Annual Report and have been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the financial statements and financial highlights is included in the Annual Report. The financial statements, the financial highlights, and the report are incorporated by reference into the funds' SAI, which is attached to this Prospectus.
CASH PORTFOLIO



    1.Selected Per-Share Data

 2.Years ended June 30
1986        1987        1988        1989         1990          1991          1992          1993          1994          1995

 3.Net asset value,
$ 1.000     $ 1.000     $ 1.000     $ 1.000      $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000
 beginning of period

 4.Income from Investment
 .073        .059        .067         .085         .082          .070          .046          .030          .031          .052
 Operations
  Net interest income

 5.Less Distributions
(.073)      (.059)      (.067)       (.085)       (.082)        (.070)        (.046)        (.030)        (.031)        (.052)
  From net interest income

 6.Net asset value, end of
$ 1.000     $ 1.000     $ 1.000     $ 1.000      $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000
 period

 7.Total return A
7.53        6.03        6.88         8.83         8.55          7.23          4.67          3.04          3.10          5.28
%           %           %           %            %             %             %             %             %             %

 8.RATIOS AND SUPPLEMENTAL DATA

 9.Net assets, end of period
$ 383,21    $ 406,56    $ 653,14    $ 894,83     $ 1,080,0     $ 1,405,5     $ 1,651,0     $ 1,303,1     $ 1,221,4     $ 1,589,1
 (000 omitted)
7           7           8           8            55            79            78            18            47            01

 10.Ratio of expenses to
 .46         .44         .43          .43          .42           .40           .39           .39           .39           .39
 average net assets
%           %           %           %            %             %             %             %             %             %

 11.Ratio of expenses to
 .53         .49         .47          .46          .44           .41           .39           .39           .39           .39
 average net
%           %           %           %            %             %             %             %             %             %
 assets before expense
 reductions

 12.Ratio of net interest
7.24        5.85        6.68        8.61         8.20          6.90          4.47          3.00          3.05          5.22
 income to average
%           %           %           %            %             %             %             %             %             %
 net assets


 A TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
TERM PORTFOLIO



 13.Selected Per-Share Data

 14.Years ended June 30
1987C        1988          1989         1990         1991         1992         1993         1994         1995

 15.Net asset value, beginning
$ 10.000     $ 9.910       $ 9.820      $ 9.780      $ 9.730      $ 9.820      $ 9.910      $ 9.940      $ 9.850
 of period

 16.Income from Investment
 .185         .762          .832         .816         .741         .560         .337         .288         .505
 Operations
  Net investment income

 17. Net realized and
(.090)       (.090)        (.040)       (.050)       .090         .097         .031         (.046)       .059
 unrealized gain
 (loss) on investments

 18. Total from investment
 .095         .672          .792         .766         .831         .657         .368         .242         .564
 operations

 19.Less Distributions
(.185)       (.762)        (.832)       (.816)       (.741)       (.567)       (.338)       (.312)       (.504)
  From net investment income

 20. In excess of net realized
--           --            --           --           --           --           --           (.020)       --
 gain on investments

 21. Total distributions
(.185)       (.762)        (.832)       (.816)       (.741)       (.567)       (.338)       (.332)       (.504)

 22.Net asset value, end of
$ 9.910      $ 9.820       $ 9.780      $ 9.730      $ 9.820      $ 9.910      $ 9.940      $ 9.850      $ 9.910
 period

 23.Total return B
 .96%         7.02          8.44         8.15         8.83         6.86         3.78         2.47         5.87%
             %             %            %            %            %            %            %

 24.RATIOS AND SUPPLEMENTAL DATA

 25.Net assets, end of period
$ 45,215     $ 116,556     $ 83,770     $ 83,412     $ 83,656     $ 89,303     $ 79,765     $ 66,495     $ 70,351
 (000 omitted)

 26.Ratio of expenses to
 .14%A        .27           .40          .40          .41          .41          .41          .41          .41%
 average net assets
             %             %            %            %            %            %            %

 27.Ratio of expenses to
 .50%A        .50           .50          .50          .45          .41          .41          .41          .41%
 average net assets
             %             %            %            %            %            %            %
 before expense reductions

 28.Ratio of net investment
6.63%A       7.75          8.52         8.37         7.56         5.69         3.41         3.14         5.12%
 income to average
             %             %            %            %            %            %            %
 net assets

 29.Portfolio turnover rate
407%A        30            14           23           78           424          612          494          519%
            %             %            %            %            %            %            %


   A ANNUALIZED
B TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C  MARCH 19, 1987 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1987
    PERFORMANCE
Performance can be measured as TOTAL RETURN or YIELD.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields for Term Portfolio are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield for Term Portfolio may not equal the income actually paid to shareholders.
When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD.
SEVEN-DAY YIELD illustrates the income earned by an investment in Cash Portfolio over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance, call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798.
   THE FUNDS IN DETAIL


       CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of The North Carolina Capital Management Trust, an open-end management investment company organized as a Massachusetts business trust on April 26, 1982.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity or Sterling.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share you own.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
Each fund is managed by FMR, which handles their business affairs and chooses Term Portfolio's investments. FMR Texas Inc. (FMR Texas), located
in Irving, Texas   ,     has primary responsibility for providing
investment management services to Cash Portfolio.
As of    August 31    , 1995, FMR advised funds having approximately    22
    million shareholder accounts with a total value of more than
$   328     billion.
Burnell Stehman is vice president and manager of The North Carolina Capital
Management Trust: Cash Portfolio, which he has managed since 198   4    .
He also manages    Fidelity     Daily Income Trust,    Fidelity     Money
Market Trust:    Rated Money Market     and    Fidelity     Institutional
Cash Portfolio   :     Domestic. Mr. Stehman joined Fidelity in 1979.
   Curtis Hollingsworth is vice president and manager of The North Carolina Capital Management Trust: Term Portfolio, which he has managed since October 1995. He also manages Fidelity Short-Intermediate Government, Fidelity Institutional Short-Intermediate Government, Spartan Limited Maturity Government, and Spartan Short-Intermediate Government. Previously, he managed Spartan-Long Term Government Bond, Fidelity Government Securities and Fidelity Advisor Government Investment. Mr. Hollingsworth joined Fidelity in 1983.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
FDC distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company (FIIOC) performs transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR and FMR Texas. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
To carry out the funds' transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that a fund receives services and commission rates comparable to those of other broker-dealers.
       INVESTMENT PRINCIPLES AND RISKS
CASH PORTFOLIO invests only in those high-grade money market instruments which are authorized for investment by units of local government as
specified in North Carolina    General Statute (G.S.)     159-30(c) (the
Statute), as amended from time to time, and in 20 NCAC 3.07   03     (the
Code).
Cash Portfolio may invest more than 25% of its total assets in obligations of banks. Cash Portfolio's investments in domestic bank obligations are limited to those banks having total assets in excess of one billion dollars and subject to regulation by the U.S. Government. Cash Portfolio may also invest in certificates of deposit issued by banks insured by the Federal Deposit Insurance Corporation (FDIC) having total assets of less than one billion dollars, provided that the portfolio will at no time own more than an aggregate of $100,000 in principal and interest obligations (or any higher principal amount or principal and interest which in the future may be fully covered by FDIC insurance) of any one such issuer. Cash Portfolio
will use its best efforts to maintain a constant    net asset value per
share (    NAV   )     of $1.00.
   When you sell your shares of Cash Portfolio, they should be worth the same amount as when you bought them. Of course there is no guarantee that
Cash Portfolio will maintain a stable $1.00 share price.     Cash Portfolio
follows industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. Cash Portfolio will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on Cash Portfolio's investments could cause its share price (and the value of your investment) to change.
Cash Portfolio    earns income at current money market rates. It
    stresses preservation of capital,        liquidity   , and income and
    does not seek the higher yields or capital appreciation that more aggressive investments may provide. Cash Portfolio's yield will vary from day to day and generally reflects current short-term interest rates and other market conditions.
TERM PORTFOLIO invests in obligations of the U.S. Government, its agencies or instrumentalities, obligations fully guaranteed by the U.S. Government, or obligations of the State of North Carolina and bonds and notes of any North Carolina local government or public authority, as permitted pursuant to the Statute and the Code. Under the current Code, Term Portfolio may invest in securities with maturities of up to seven years. Term Portfolio may, under normal circumstances, invest up to 25% of its total assets in the finance industry.
Term Portfolio's yield and share price change daily and are based on changes in interest rates, market conditions, other economic and political news, and on the quality and maturity of its investments. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. FMR may use various
investment techniques to hedge    a portion of     Term Portfolio's risk,
but there is no guarantee that these strategies will work as intended.
When you sell your Term Portfolio shares, they may be worth more or less than what you paid for them.
FMR normally invests Term Portfolio's assets according to its investment strategy. Term Portfolio also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
Each fund's investments in instruments other than the direct obligations of the U.S. Government are subject to the ability of the issuer to make payment at maturity. Investments in obligations of the State of North Carolina or municipalities within the State are subject to political or economic conditions of the State or municipality.
THE STATUTE AND THE CODE. The following investment policies are non-fundamental, which means that if the Statute or the Code, or any legislation or regulations relating to those parameters change in the future, the Trustees may authorize corresponding changes in the instruments in which the funds may invest without first obtaining shareholder approval. Currently, the rulings, regulations and interpretations to which the funds adhere allow the funds to invest only in the following instruments:
(i) Obligations of the United States or obligations fully guaranteed both as to principal and interest by the United States;
(ii) Obligations of the State of North Carolina and bonds and notes of any
North Carolina local government or public authority   ;
(iii) Obligations of the Federal Financing Bank, the Federal Farm Credit Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Land Banks, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Housing Administration, the Farmers Home Administration, and the United States Postal Service;
(iv) Savings certificates issued by any savings and loan association organized under the laws of the State of North Carolina or by any federal savings and loan association having its principal office in North Carolina; provided that any principal amount of such certificate in excess of the amount insured by the federal government or any agency thereof, or by a mutual deposit guaranty association authorized by the Administrator of the
Savings Institutions Division of the Department of    Commerce     of the
State of North Carolina, be fully collateralized;
(v) Evidences of ownership of, or fractional undivided interests in, future interest and principal payments on either direct obligations of the United States government or obligations the principal of and the interest on which are guaranteed by the United States, which obligations are held by a bank or trust company organized and existing under the laws of the United States or any state in the capacity of custodian;
(vi)    Prime quality c    ommercial paper bearing the highest rating of at
least one nationally recognized rating service and not bearing a rating below the highest by any nationally recognized rating service which rates the particular obligation;
(vii) Bills of exchange or time drafts drawn on and accepted by a commercial bank (commonly referred to as "bankers' acceptances") and eligible for use as collateral by member banks in borrowing from a federal reserve bank, provided that the accepting bank or its holding company is either (a) incorporated in the State of North Carolina or (b) has outstanding publicly held obligations bearing the highest rating of at least one nationally recognized rating service and not bearing a rating below the highest by any nationally recognized rating service which rates the particular obligations; or
(viii) Repurchase agreements with respect to either direct obligations of the United States or obligations the principal of and the interest on which are guaranteed by the United States if entered into with a broker or
dealer   , as defined by the Securities Exchange Act of 1934,     which is
a dealer recognized as a primary dealer by    a     Federal Reserve Bank,
or any commercial bank, trust company or national banking association, the deposits of which are insured by the FDIC or any successor thereof. SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information
about each fund's investments are contained in the funds' SAI   .
Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Current holdings and recent investment strategies are described in
   each     fund   '    s financial reports, which are sent to shareholders
twice a year. For a free SAI or financial report, call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798.
MONEY MARKET SECURITIES are high-quality, short-term obligations issued by the U.S. Government, corporations, financial institutions, and other entities. These obligations may carry fixed, variable, or floating interest rates. A security's credit may be enhanced by a bank, insurance company, or other entity. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
OTHER MONEY MARKET SECURITIES may include commercial paper, certificates of deposit, bankers' acceptances, and time deposits.
U.S. GOVERNMENT SECURITIES are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by the Financing Corporation are supported only by the credit of the entity that issued them.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
RESTRICTIONS: Purchase of a debt security is consistent with    Term
Portfolio's     debt quality policy if it is rated at or above the stated
level by Moody's Investors Service, Inc., or rated in the equivalent categories by Standard & Poor's Corporation, or is unrated but judged to be of equivalent quality by FMR. Term Portfolio currently intends to limit its investments in debt securities to those rated A-quality and above. MUNICIPAL SECURITIES are issued to raise money for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. A security's credit may be enhanced by a bank, insurance company, or other entity. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A fund may own a municipal security directly or through a participation interest.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or a financial intermediary. In exchange for this benefit, a fund may pay periodic fees or accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes.
STRIPPED SECURITIES are the separate income or principal components of a debt security. Their risks are similar to those of other debt securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as in interest rates. FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price.
The sale of some illiquid    securities    , and some other securities, may
be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTION   :     A fund may not purchase a security if, as a result,
more than 10% of its net assets would be invested in illiquid and restricted securities.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could
affect a fund's yield    or the market value of a fund's assets.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS   :     Cash Portfolio    may not invest     more than 5% of
its total assets    in any one     issuer   , except     that, with respect
to certificates of deposit and bankers' acceptances, the fund may invest up
to 10% of its total assets in the    highest quality     securities of a
single issuer for up to three business days.
With respect to 75% of its total assets, Term Portfolio may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer.
   These limitations do not apply to U.S. Government securities.
BORROWING. A fund may borrow from banks. If Term Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If Term Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTION   :     Each fund may borrow only for temporary or emergency
purposes, but not in an amount exceeding 33% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities.
RESTRICTION: Loans, in the aggregate, may not exceed 33% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
Cash Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value per share of $1.00, through investment in high-grade money market instruments, including obligations of the U.S. Government and the State of North Carolina, and in bonds and notes of any North Carolina local government or public authority.
Cash Portfolio invests only in those high-grade money market instruments which are authorized for investment by units of local government as
specified in North Carolina    General Statute (G.S.)     159-30(c) (the
Statute), as amended from time to time, and in 20 NCAC 3.0703 (the Code). Cash Portfolio may invest more than 25% of its total assets in obligations of banks. Cash Portfolio will use its best efforts to maintain a constant
   net asset value per share (    NAV   )     of $1.00.
Term Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital by investing in obligations of the U.S. Government and agencies and instrumentalities of the U.S. Government, obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority, and in high-grade money market instruments.
Term Portfolio invests in obligations of the U.S. Government, its agencies or instrumentalities, obligations fully guaranteed by the U.S. Government,
or obligations of    t    he State of North Carolina and bonds and notes of
any    N    orth Carolina local government or public authority, as
permitted pursuant to the Statute and the Code. Under the current Code, Term Portfolio may invest in securities with maturities of up to seven years.
With respect to 75% of its total assets, Term Portfolio may not purchase a security if, as a result, more than 5% would be invested in the securities
of any issuer   .     These limitations do not apply to U.S. Government
securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of a fund's total assets.
       BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of each fund's assets are reflected in that fund's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
FMR may, from time to time, agree to reimburse each fund for management fees above a specified limit. Reimbursement arrangements, which may be terminated at any time without notice, can decrease each fund's expenses and boost its performance.
MANAGEMENT FEE
Each fund's management fee is calculated and paid to FMR every month. FMR pays all of the expenses of each fund with limited exceptions. Each fund pays an annual management fee according to the following schedule:
   0.365% of average net assets through $400 million; 0.360% of average net assets in excess of $400 million through $800 million; 0.355% of average net assets in excess of $800 million through $1.2 billion; 0.350% of average net assets in excess of $1.2 billion through $1.6 billion; 0.340% of average net assets in excess of $1.6 billion through $2.0 billion; and 0.330% of average net assets in excess of $2.0 billion.
FMR HAS A SUB-ADVISORY AGREEMENT with FMR Texas, which has primary responsibility for providing investment management for Cash Portfolio, while FMR retains responsibility for providing Cash Portfolio with other management services. For these services FMR pays FMR Texas 50% of its management fee (before expense reimbursements, but after payments made by FMR pursuant to Cash Portfolio's Distribution and Service Plan). FMR paid FMR Texas 0.11% of Cash Portfolio's average net assets for fiscal 1995. OTHER EXPENSES
FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for each fund. Fidelity Service Co. (FSC) calculates
the        NAV and dividends for each fund    and     maintains    each
fund's     general accounting record   s    . These expenses are paid by
FMR pursuant to its management contract.
   FDC has entered into a Distribution and Service Agent Agreement with Sterling pursuant to which Sterling acts as distribution agent of shares of Cash Portfolio and Term Portfolio.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN.    Each plan
recognizes that     FMR    may use its management fees to pay expenses
associated with the sale of fund shares. FMR pays     FDC a monthly
distribution fee, all of which FDC pays Sterling, as compensation for Sterling's services and expenses in connection with the distribution of shares of each fund and providing certain shareholder servicing functions, which include the processing of shareholder inquiries, account maintenance,
and processing purchases, redemptions, transfers, and    exchanges.     FMR
currently pays    Sterling, through FDC, monthly according to the following
schedule: 0.160% of average net assets through $1.6 billion; 0.155% of average net assets in excess of $1.6 billion through $2.0 billion; and 0.150% of average net assets in excess of $2.0 billion.
Each fund also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity or Sterling.
The portfolio turnover rate for Term Portfolio for fiscal 1995 was 519%. This rate varies from year to year. High turnover rates for Term Portfolio increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
YOUR ACCOUNT


       HOW TO BUY SHARES
EACH FUND'S SHARE PRICE, called NAV, is calculated every business day. Cash Portfolio is managed to keep its share price stable at $1.00. Each fund's shares are sold without a sales charge.
Shares are purchased at the next NAV calculated after your order is
received and accepted b   y Sterling.     Cash Portfolio's NAV is normally
calculated at 12:00 p.m. and 4:00 p.m. Eastern time. Term Portfolio's NAV is normally calculated at 4:00 p.m. Eastern time. For details on dividends, see "Dividends, Capital Gains, and Taxes" and "Transaction Details" on page
    and page     .
Share certificates are not available for Cash Portfolio or Term Portfolio shares.
IF YOU ARE NEW TO THE FUNDS, you must complete and sign an account application prior to making an initial investment.
Term Portfolio shares are available only to investors with a new or existing account in Cash Portfolio.
Once you have opened an account, you may purchase shares of each fund according to the methods described in the charts on pages and . If there is no account application accompanying this prospectus, call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798.
SECURITIES EXCHANGE. Shares of Term Portfolio may be purchased in exchange for securities you hold which meet Term Portfolio's investment objective, policies, and limitations. FDC reserves the right to refuse a securities exchange for any reason. You may realize a gain or loss for federal income tax purposes upon a securities exchange. For further information, including specific details about the securities exchange program and instructions on submission of a letter of intention to Sterling, call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798. PLEASE DO NOT SEND SECURITIES TO THE FUND, TO FDC, OR TO STERLING.



CASH PORTFOLIO                        TO OPEN AN ACCOUNT                               TO ADD TO AN ACCOUNT

Mail (mail_graphic)                   (small solid bullet) Send a completed, signed    (small solid bullet) Make your check payable
                                                                                       to "NCCMT:
                                      application to the following address:            Cash Portfolio." Indicate your account
                                      The North Carolina Capital                       number and mail your check and a
                                      Management Trust                                 precoded fund investment slip, which will
                                      c/o Sterling Capital Distributors,               be supplied when you open your
                                      Inc.                                             account, to the following address:
                                      One First Union Center                           The North Carolina Capital
                                      301 S. College Street, Suite 3200                Management Trust
                                      Charlotte, NC 28202-6005                         c/o Sterling Capital Distributors, Inc.
                                                                                       One First Union Center
                                                                                       301 S. College Street, Suite 3200
                                                                                       Charlotte, NC 28202-6005

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Not available.              (small solid bullet) Exchange from a Term
                                                                                       Portfolio account
                                                                                       with the same registration, including
                                                                                       name, and address.
                                                                                       (small solid bullet) Call Sterling toll-free
                                                                                       at 1-800-222-3232
                                                                                       or locally at 1-704-372-8798 before 4:00
                                                                                       p.m. Eastern time.



In Person (hand_graphic)   (small solid bullet) Not available.   (small solid bullet) Bring your check and a precoded fund
                                                                 investment slip, which will be supplied
                                                                 when you open your account, to any
                                                                 branch of First Union    National Bank of
                                                                    North Carolina     before the close of
                                                                 business of the branch if you want your
                                                                 investment to be made that same day.

Wire (wire_graphic)        (small solid bullet) Not available.   (small solid bullet) You may obtain wire instructions by
                                                                 calling Sterling toll-free at
                                                                 1-800-222-3232 or locally at
                                                                 1-704-372-8798.
                                                                 (small solid bullet) Call Sterling before 12:00 p.m. Eastern time on the day of the wire.
                                                                 (small solid bullet) Federal funds and certain federal or
                                                                 state transfer payments will be accepted
                                                                 by wire.
                                                                 (small solid bullet) If Sterling is not advised of the order prior to 12:00 p.m. Eastern time on the
                                                                 day of the wire, or if federal funds are
                                                                 not received the same day the order is
                                                                 placed, the order will be accepted on the
                                                                 following business day.



TERM PORTFOLIO        TO OPEN AN ACCOUNT                               TO ADD TO AN ACCOUNT

Mail (mail_graphic)   (small solid bullet) Send a completed, signed    (small solid bullet) Not available.
                      application to the following address:
                      The North Carolina Capital
                      Management Trust
                      c/o Sterling Capital Distributors,
                      Inc.
                      One First Union Center
                      301 S. College Street, Suite 3200
                      Charlotte, NC 28202-6005






Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Not available.   (small solid bullet) Exchange from a Cash Portfolio
                                                                             account
                                                                            with the same registration, including
                                                                            name, and address.
                                                                            (small solid bullet) Call Sterling toll-free at
                                                                            1-800-222-3232
                                                                            or locally at 1-704-372-8798 before 4:00
                                                                            p.m. Eastern time.

In Person (hand_graphic)              (small solid bullet) Not available.   (small solid bullet) Not available.

Wire (wire_graphic)                   (small solid bullet) Not available.   (small solid bullet) You may obtain wire instructions by
                                                                            calling Sterling toll-free at
                                                                            1-800-222-3232 or locally at
                                                                            1-704-372-8798.
                                                                            (small solid bullet) Call Sterling before 4:00 p.m.
                                                                            Eastern
                                                                            time on the business day prior to the
                                                                            wiring of funds.
                                                                            (small solid bullet) Only federal funds will be accepted
                                                                            by
                                                                            wire.
                                                                            (small solid bullet) If Sterling is not advised of the
                                                                            order
                                                                            prior to 4:00 p.m. Eastern time on the
                                                                            business day on which your order is
                                                                            received or if the federal funds are not
                                                                            received the next business day, your
                                                                            order may be canceled, and you could
                                                                            be held liable for resulting fees and
                                                                            losses.


       HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received and accepted by
   Sterling    . Cash Portfolio's NAV is normally calculated at 12:00 p.m.
and 4:00 p.m. Eastern time. Term Portfolio's NAV is normally calculated at 4:00 p.m. Eastern time. For details on dividends, see "Dividends, Capital
Gains, and Taxes" and "Transaction Details" on page     and page     .
TO SELL SHARES IN AN ACCOUNT, you may use any of the methods described
   below and on page     .
TO SELL SHARES BY BANK WIRE, you will need to sign up for this service in advance.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, (small solid bullet) Any other applicable requirements listed in the chart on page .
Mail your letter to the following address:
The North Carolina Capital Management Trust
c/o Sterling Capital Distributors, Inc.
One First Union Center
301 S. College Street, Suite 3200
Charlotte, NC 28202-6005
Unless otherwise instructed, the transfer agent will send a check to the record address.
   BY WIRE.     If you elected to do so on your account application, you
may instruct that redemption proceeds in any amount be wired directly to your existing account in any North Carolina bank as designated on the application. You should determine that such designated institutions satisfy any legal requirements under North Carolina law prior to completing the application. You may change the designated bank account, or add additional accounts without limitation, by sending a letter of instruction to Sterling at the address shown above prior to requesting a redemption.
There is no fee imposed by the funds for wiring of redemption proceeds. Redemption proceeds will be wired via the Federal Reserve Wire System to the bank account of record. For details on how to redeem by wire, refer to the chart on page .
   Cash Portfolio reserves the right to take up to seven days to pay you if making immediate payment would adversely affect the fund.
CHECKWRITING
If you have a checkbook for your account in Cash Portfolio, you may write an unlimited number of checks. Do not, however, try to close out your account by check. You are advised to determine whether use of the checkwriting feature may be limited by North Carolina G.S. 159-28, as amended from time to time.
         ACCOUNT       SPECIAL REQUIREMENTS

PHONE   All account   s       (small solid bullet) You may exchange to Cash
                              Portfolio from Term Portfolio, and
                              vice versa, if both accounts are
                              registered with the same name(s)
                                 and     address.
                              (small solid bullet) Call Sterling toll-free at
                              1-800-222-3232 or locally at
                              1-704-372-8798 before 4:00 p.m.
                              Eastern time.

Mail or in Person (mail_graphic)(hand_graphic)   All accounts      (small solid bullet) The letter of instruction must be
                                                                   signed by all persons required to
                                                                   sign for transactions.

Wire (wire_graphic)                              All accounts   (small solid bullet) You must sign up for the wire
                                                                feature before using it. To verify that
                                                                it is in place, call Sterling toll-free at
                                                                1-800-222-3232 or locally at
                                                                1-704-372-8798.
                                                                (small solid bullet) Your wire redemption request must
                                                                be received by Sterling before 12:00
                                                                p.m. Eastern time for Cash Portfolio
                                                                for money to be wired on the same
                                                                business day, or before 4:00 p.m.
                                                                Eastern time for Cash Portfolio or
                                                                Term Portfolio for money to be
                                                                wired on the next business day.



Check (check_graphic)   Cash Portfolio accounts   (small solid bullet) All account owners must sign a
                                                  signature card to receive a
                                                  checkbook.


       INVESTOR SERVICES
Fidelity and Sterling provide a variety of services to help you manage your account.
INFORMATION SERVICES
STATEMENTS AND REPORTS that the transfer agent sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
(small solid bullet) Account statements (monthly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in a fund. Call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798 if you need additional copies of financial reports or historical account information.
SPECIAL SERVICES. Special processing has been arranged with FIIOC for institutions that wish to open multiple accounts. You may be required to enter into a separate agreement with FIIOC. Charges for these services, if any, will be determined based on the level of services to be rendered. ARBITRAGE REPORTING SERVICES. Special reporting is available for state and local entities that require rebate calculations for the invested proceeds of their issued tax-exempt obligations pursuant to the Tax Reform Act of 1986. Sterling, FMR, their affiliates and the funds do not assume responsibility for the accuracy of the services provided. Please call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798 for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your shares of Cash Portfolio and buy shares of Term Portfolio, and vice versa, by telephone or in writing.
Note that exchanges out of a fund may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be
suspended or revoked, see "Exchange Restrictions,"    on     page .
   SHAREHOLDER AND ACCOUNT POLICIES


       DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains earned by Term Portfolio are
normally    distributed in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. The funds offer two options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
   Dividends will be reinvested at each fund's NAV on the first business day of the following month. Capital gain distributions, if any, will be reinvested at the NAV as of the record date of the distribution.
2. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
   The mailing of distribution checks will begin within seven days.
TAXES
As with any investment, you should consider how your investment in a fund will be taxed.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions, if any, are taxed as long-term capital gains.
Every January, the transfer agent will send you and the    Internal Revenue
Service (    IRS   )     a statement showing the taxable distributions paid
to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions-including exchanges-are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, the transfer agent will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a transaction statement monthly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares just before a fund deducts a capital gain distribution or dividend distribution, as applicable, from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
It is anticipated that most investors in the funds will be "political subdivisions" of the State of North Carolina. Section 115(1) of the Internal Revenue Code, as amended (Internal Revenue Code), provides in part that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state or any political subdivision thereof. The receipt of revenue from each fund for the benefit of a political subdivision investing in a fund may constitute an exercise of an essential governmental function. A portion of the earnings derived from funds which are subject to the arbitrage limitations or rebate requirements of the Internal Revenue Code may be required to be paid to the U.S. Treasury as computed in accordance with such requirements.
       TRANSACTION DETAILS
EACH FUND IS OPEN FOR BUSINESS and its NAV is calculated each day that both the Federal Reserve Bank of Richmond (Richmond Fed) and First Union
National Bank of North Carolina    (First Union),     the funds' custodian,
are open.
The following holiday closings have been scheduled for 199   6    : New
Year's Day, Dr. Martin Luther King Jr. Day (observed), President's Day (observed), Memorial Day (observed), Independence Day, Labor Day, Columbus
Day (observed),    Veteran's Day,     Thanksgiving Day and Christmas Day.
Although FMR expects the same holiday schedule to be observed in the future, the Richmond Fed or First Union may modify its holiday schedule at any time. On any day that the Richmond Fed or First Union closes early, or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.
To the extent that portfolio securities are traded in other markets on days when the Richmond Fed or First Union is closed, each fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares.
 EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. Cash Portfolio values its portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps Cash Portfolio maintain a stable $1.00 share price.
Term Portfolio's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value. THE OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) of each fund are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity and Sterling may only be liable for losses resulting from unauthorized transactions if they do not follow reasonable procedures designed to verify the identity of the
caller. Sterling    will     request personalized security codes or other
information,    and may     also record calls. You should verify the
accuracy of the confirmation statements immediately after receipt. If you do not want the ability to redeem and exchange by telephone, call Sterling for instructions. Additional documentation may be required from corporations, associations and certain fiduciaries.
IF YOU ARE UNABLE TO REACH STERLING BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
TO ALLOW FMR TO MANAGE THE FUNDS MOST EFFECTIVELY, you are urged to initiate all trades as early in the day as possible and to notify Sterling in advance of transactions in excess of $5 million.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your order is received and accepted by
   Sterling    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) The funds do not accept cash.
(small solid bullet) Cash Portfolio reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees Cash Portfolio or the transfer agent has incurred.
(small solid bullet) For Cash Portfolio, purchase    orders received by
Sterling before     12:00 p.m. Eastern time will earn the dividend declared
for that day; purchase    orders received by Sterling between 12:00 p.m.
and     4:00 p.m. Eastern time will begin to earn dividends the following business day.
(small solid bullet)    For Term Portfolio, purchase orders received by
Sterling before 4:00 p.m. Eastern time will     begin to earn dividends
   the     following    business     day.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received and accepted by
   Sterling    . Note the following:
(small solid bullet)    N    ormally, redemption proceeds will be mailed to
you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
   (small solid bullet) For Cash Portfolio, for redemption orders placed before 12:00 p.m. Eastern time, you will not earn that day's dividend; for redemption orders received between 12:00 p.m. and 4:00 p.m. Eastern time, you will earn that day's dividend.
(small solid bullet) For Term Portfolio, for redemption orders placed before 4:00 p.m. Eastern time, you will earn that day's dividend.
(small solid bullet)    For Term Portfolio,     shares redeemed on a Friday
or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) A fund may withhold redemption proceeds until it is
reasonably assured that investments    credited to your account     have
been    received and     collected.
(small solid bullet) If you sell shares of Cash Portfolio by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, a fund may suspend redemption or postpone payment dates. In cases of suspension of the right of redemption, the request for redemption may either be withdrawn or payment may be made based on the NAV next determined after the termination of the suspension.
THE TRANSFER AGENT MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
       EXCHANGE RESTRICTIONS
As a shareholder you have the privilege of exchanging shares of Cash Portfolio for shares of Term Portfolio, and vice versa.
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
BY TELEPHONE. Exchanges may be requested on any day a fund is open for business by calling Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798 before 4:00 p.m. Eastern time.
WHEN YOU PLACE AN ORDER TO EXCHANGE SHARES, shares will be redeemed at the NAV next determined on the business day on which your order is received
and accepted by Sterling.     You should note that, under certain
circumstances, a fund may take up to seven days to make redemption proceeds available for the exchange purchase of shares of another fund. In addition, please note the following:
(small solid bullet) Exchanges will not be permitted until a completed and signed account application is on file.
   (small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name and address.
(small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) You begin to earn dividends in the acquired fund on
the business day    following receipt by Sterling of the exchange
request    .
   (small solid bullet) When exchanging from Cash Portfolio to Term Portfolio, you will purchase shares of Term Portfolio on the day your exchange request is accepted by Sterling, and you will receive the NAV next determined that day for Term Portfolio. You will redeem shares of Cash Portfolio at the NAV determined at that time to pay for the purchase of Term Portfolio shares. You will receive the income dividend declared by Cash Portfolio on the business day the exchange request is accepted by Sterling and will receive the income dividend declared by Term Portfolio on the following business day. However, if your exchange request is accepted by Sterling on a Friday or prior to a holiday, you will continue to earn dividends from Cash Portfolio until the next business day.
(small solid bullet)    When e    xchang   ing     from Term Portfolio to
Cash Portfolio   , shares of Term Portfolio will earn dividends through the date of redemption; however, exchange orders from Term Portfolio accepted by Sterling on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Currently, there is no limit on the number of exchanges out of a fund, nor are there any administrative or redemption fees applicable to exchanges out of a fund.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or
permanently terminate the exchange    privilege    .
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those
contained in this Prospectus and in the    related     SAI, in connection
with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds, FDC, or Sterling. This Prospectus and the
   related     SAI do not constitute an offer by the funds, FDC, or by
Sterling to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer.
The North Carolina Capital Management Trust:
Cash Portfolio and Term Portfolio
Cross Reference Sheet
Form N-1A Item Number
Part B Statement of Additional Information Caption
10a,b Cover Page
11 Cover Page
12 *
13a,b,c Investment Policies and Limitations
d Portfolio Transactions
14a,b Trustees and Officers
c Trustees and Officers
15a Description of the Trust
b Description of the Trust
c Trustees and Officers
16a(i) FMR
a(ii) Trustees and Officers
a(iii),b Management Contract
c Management Contract
d *
e *
f Distribution and Service Plan
g *
h Description of the Trust
i Contracts with FMR Affiliates
17a Portfolio Transactions
b Portfolio Transactions
c Portfolio Transactions
d *
e *
18a Description of the Trust
b *
19a Additional Purchase, Exchange and Redemption Information
b Valuation
c *
20 Distributions and Taxes
21a(i,ii) Contracts with FMR Affiliates
a(iii),b,c *
22a Performance
b Performance
23 Financial Statements for the fiscal year ended June 30, 1995 are incorporated herein by reference.
* Not applicable
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST:
CASH PORTFOLIO
TERM PORTFOLIO
STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER 1, 1995
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated November 1, 1995). Please retain this document for future reference. The funds' financial statements and financial highlights, included in the Annual Report, for the fiscal year ended June 30, 1995, are incorporated herein by reference. To obtain an additional copy of the Prospectus or Annual Report, or this SAI, please call Sterling Capital Distributors, Inc. in Charlotte, North Carolina at the appropriate number listed below:
 (medium solid bullet)<UNDEF>Toll-free       1-800-222-3232
 (medium solid bullet)<UNDEF>or locally       1-704-372-8798
TABLE OF CONTENTS  PAGE
Investment Policies and Limitations
Portfolio Transactions
Valuation
Performance
Additional Purchase, Exchange and Redemption Information
Distributions and Taxes
FMR
Trustees and Officers
Management Contracts
Contracts with FMR Affiliates
Distribution and Service Plan   s
Description of the Trust
Financial Statements
Appendix
INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
SUB-ADVISER
FMR Texas, Inc. (FMR Texas)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
DISTRIBUTION AND SERVICE AGENT
Sterling Capital Distributors, Inc. (Sterling)
TRANSFER AGENT
Fidelity Investments Institutional Operations Company (FIIOC)
CUSTODIAN
First Union National Bank of North Carolina (First Union)
NC-ptb-1195
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as
defined in the Investment Company Act of 1940 (   the     1940 Act)) of a
fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
CASH PORTFOLIO
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities), if, as a result, more than 5% of the fund's total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit and
bankers' acceptances   ,     up to 25% of the fund's total assets may be
invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation;
(2) pledge assets except that the fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in
accordance with    limitation     (5) below;
(3) make short sales of securities;
(4) purchase securities on margin (but the fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities);
(5) borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed one-third of the current value of the total assets of the fund (including the amount borrowed) less its liabilities (not including the amount borrowed) at the time the borrowing is made. (If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitation. The fund will borrow only to facilitate redemptions requested by shareholders which might otherwise require untimely disposition of portfolio securities and will not purchase securities while borrowings are outstanding);
(6) act as an underwriter (except as it may be deemed such in a sale of restricted securities);
(7) knowingly purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market quotation or engage in a "qualified repurchase agreement" maturing in more than seven days with respect to any security if, as a result, more than 10% of the fund's total assets (taken at current value) would be invested in such securities (investments in instruments of smaller banks which are not readily marketable will be considered to be within this 10% limitation);
(8) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy;
(9) buy or sell real estate;
(10) buy or sell commodities, or commodity (futures) contracts;
(11) make loans to other persons, except (i) by the purchase of debt obligations in which the fund is authorized to invest in accordance with its investment objective, and (ii) by engaging in "qualified repurchase
agreements.   "     In addition, the fund may lend its portfolio securities
to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalent collateral to the fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33 1/3% of the total assets of the fund;
(12) purchase the securities of other investment companies or investment trusts;
(13) purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the value of the fund's total assets
   to     be invested in securities of companies, which, including
predecessors, have a record of less than three years' continuous operation;
(14) invest in oil, gas, or other mineral exploration or development programs;
(15) purchase or retain the securities of any issuer any of whose officers, directors, or security holders is a Trustee, director, or officer of the fund or of its investment adviser, if or so long as the Trustees, directors, and officers of the fund and of its investment adviser together own beneficially more than 5% of any class of securities of such issuer;
(16) write or purchase any put or call option; or
(17) invest in companies for the purpose of exercising control or management.
Investment limitation (5) is construed in conformity with the 1940 Act; accordingly, "three days" means three business days, exclusive of Sundays and holidays.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
 (I) The fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that, with respect to certificates of deposit and bankers' acceptances, the fund may invest up to 10% of its total assets in the first tier securities of a single issuer for up to three business days.
 (II) The fund does not currently intend to engage in securities lending and will do so only when the Trustees determine that it is advisable and appropriate.
For the fund's policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
TERM PORTFOLIO
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) purchase the securities of any issuer (except the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) if, as a result,
(a) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that up to 25% of its total assets may be invested without regard to such 5% limitation; or (b) the fund would hold more than 10% of the voting securities of any issuer;
(2) make short sales of securities;
(3) purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions, or write or purchase any put or call options or any combinations thereof;
(4) borrow money, except from a bank for temporary or emergency purposes and not for investment purposes, and then in an amount not exceeding 33 1/3% of the value of the fund's total assets at the time of borrowing; if at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitation (the fund will not purchase securities for investment while borrowings equaling 5% or more of its total assets are outstanding);
(5) underwrite any issue of securities, except to the extent that the purchase of bonds in accordance with the fund's investment objective, policies, and limitations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting;
(6) knowingly purchase or otherwise acquire any securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or engage in any repurchase agreements which mature in more than seven days if, as a result, more than 10% of the value of its net assets would be invested in all such securities;
(7) purchase the securities of any issuer (except the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) if, as a result, more than 25% of total fund assets would be invested in any one industry;
(8) purchase or sell real estate, but this shall not prevent the fund from investing in bonds or other obligations secured by real estate or interests therein;
(9) purchase or sell commodities or commodity contracts;
(10) make loans, except (i) by the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, and (ii) by engaging in repurchase agreements and loan transactions with respect to such debt obligations if, as a result thereof, not more than 33 1/3% of the fund's total assets (taken at current value) would be subject to loan transactions;
(11) purchase the securities of other investment companies or investment trusts;
(12) invest in oil, gas or other mineral exploration or development programs; or
(13) pledge, mortgage, or hypothecate its assets, except that, to secure
borrowings permitted by    limitation     (4) above, it may pledge
securities having a market value at the time of pledge not exceeding 33 1/3% of the value of the fund's total assets.
Investment limitation (4) is construed in conformity with the 1940 Act; accordingly, "three days" means three business days, exclusive of Sundays and holidays.
THE FOLLOWING LIMITATION    IS     NOT FUNDAMENTAL AND MAY BE CHANGED
WITHOUT SHAREHOLDER APPROVAL.
 (I) The fund does not currently intend to engage in securities lending and will do so only when the Trustees determine that it is advisable and appropriate.
Each fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the funds. AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS. Each fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. Term Portfolio may receive fees for entering into delayed-delivery transactions. When purchasing securities on a delayed-delivery basis, each fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
Each fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. Also, FMR may determine some government-stripped fixed-rate mortgage-backed securities, restricted securities and time deposits to be illiquid.
In the absence of market quotations, illiquid investments are valued for Cash Portfolio for purposes of monitoring amortized cost valuation at fair
value   ,     and priced for Term Portfolio at fair value   ,     as
determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
MONEY MARKET SECURITIES are high-quality, short-term obligations. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a
security   ,     or interest rate adjustment features can be used to
enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY (CASH PORTFOLIO ONLY). Pursuant to procedures adopted by the Board of Trustees, the fund may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR.
High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's A-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's A-2). Split-rated securities may be determined to be either first tier or second tier based on applicable regulations.
The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.
The fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy, as set forth in North Carolina General Statute 159-30(c), to engage in repurchase agreement transactions with a broker or dealer which is a dealer recognized as a primary dealer by the Federal Reserve Bank, or any commercial bank, trust company or national banking association, the deposits of which are insured by the Federal Deposit Insurance Corporation (FDIC) or any successor thereof.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, Cash Portfolio anticipates holding restricted securities to maturity or selling them in an exempt transaction. SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or another entity in determining whether to purchase a security supported by a letter of credit guarantee, insurance or other source of credit or liquidity.
STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by government agencies also may be stripped in this fashion.
STRIPPED MORTGAGE-BACKED SECURITIES are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.
The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments of the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.
ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, a fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the
management contract.    On behalf of Cash Portfolio,     FMR has granted
investment management authority to the sub-adviser (see the section entitled "Management Contracts"), and the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by Cash Portfolio generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). FMR maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of Cash Portfolio are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended June 30, 1995 and 1994, Term Portfolio's
turnover rates were    519    % and 494%, respectively. Because a high
turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences.
For fiscal 1995, 1994, and 1993,    Cash Portfolio and     Term Portfolio
paid no brokerage commissions.
During fiscal 1995, the funds paid no fees to brokerage firms that provided research services.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
   Fidelity Service Company (    FSC   )     normally determines Cash
Portfolio's net asset value per share (NAV) at 12:00 p.m. and 4:00 p.m. Eastern time and Term Portfolio's NAV at 4:00 p.m. Eastern time. The valuation of portfolio securities is determined as of these times for the purpose of computing each fund's NAV.
For CASH PORTFOLIO, portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.
During periods of declining interest rates, Cash Portfolio's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing Cash Portfolio's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. Cash Portfolio must adhere to certain conditions under Rule 2a-7, as summarized in the section entitled "Quality and Maturity" on page
 .
The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7, and has established procedures designed to stabilize Cash Portfolio's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from Cash Portfolio's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
For TERM PORTFOLIO, portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Fixed-income securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the Trustees, on the basis of an evaluation of these services, may use various pricing services or discontinue the use of any pricing service.
Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Term Portfolio's share price, and each fund's yield and total return fluctuate in response to market conditions and other factors, and the value of Term Portfolio's shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. To compute Cash Portfolio's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. Cash Portfolio also may calculate a compound effective yield by compounding the base period return over a one-year period. In addition to the current yield, Cash Portfolio may quote yields in advertising based on any historical seven-day period. Yields for Cash Portfolio are calculated on the same basis as other money market funds, as required by regulation.
For Term Portfolio, yields are computed by dividing Term Portfolio's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by Term Portfolio's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of Term Portfolio's yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of determining Term Portfolio's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, Term Portfolio's yield may not equal its distribution rate, the income paid to your account, or the income reported in Term Portfolio's financial statements.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
   Term Portfolio also may quote its distribution rate, which expresses the historical amount of income dividends paid by Term Portfolio as a percentage of Term Portfolio's share price. The distribution rate is calculated by dividing Term Portfolio's daily dividend per share by its share price for each day in the 30-day period, averaging the resulting percentages, and then expressing the average rate in annualized terms. TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using Term Portfolio's    NAVs    ,
adjusted    NAVs    , and benchmark indices may be used to exhibit
performance. An adjusted NAV includes any distributions paid by Term Portfolio and reflects all elements of its return. Unless otherwise indicated, Term Portfolio's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following table shows Cash Portfolio's
   7    -day    yield     and total returns for periods ended June 30,
1995.
      Average Annual Total Returns   Cumulative Total Returns



                    Seven-    d   One             Five            Ten              One             Five             Ten

                 ay Yield         Year             Years*          Years*          Year            Years*            Years*


Cash Portfolio       5.70             5.28%           4.65%           6.10%            5.28%           25.53%           80.72%

                    %



* Note: If FMR had not reimbursed certain fund expenses during these periods, Cash Portfolio's total returns would have been lower. HISTORICAL FUND RESULTS. The following table shows Term Portfolio's
30-day yield     and total returns for periods ended June 30, 1995.
      Average Annual Total Returns   Cumulative Total Returns



                    Thirty    -da   One             Five            Life of         One             Five             Life of

                 y Yield            Year             Years*          Fund+*         Year            Years*            Fund+*


Term Portfolio       5.33               5.87%           5.54%           6.30%           5.87%           30.93%           65.90%

                    %



+ From March 19, 1987 (commencement of operations).
* Note: If FMR had not reimbursed certain fund expenses during these periods, Term Portfolio's total returns would have been lower.
The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return to the
record of the    Standard & Poor's Composite Index of 500 Stocks (S&P 500),
the Dow Jones Industrial Average (DJIA), and the     cost of living
(measured by the Consumer Price Index, or CPI) over the same period. The CPI information is as of the month end closest to the initial investment
date for each fund.    The S&P 500 and DJIA comparisons are provided to
show how each fund's total return compared to the record of a broad average of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Of course, since each fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the funds. Figures for the S&P 500 and DJIA are based on the prices of unmanaged groups of stocks and, unlike the funds' returns, do not include the effect of paying brokerage commissions or other costs of investing.
During the    ten-year     period from June 30, 1985 to June 30, 1995 (for
Cash Portfolio), and from March 19, 1987 (commencement of operations) to June 30, 1995 (for Term Portfolio), a hypothetical $10,000 investment in
Cash Portfolio and Term Portfolio would have grown to $   18,072     and
$   16,590    , respectively, assuming all distributions were reinvested.
This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
CASH PORTFOLIO   IND   ICES




   Year     Value of       Value of         Value of        Total             S&P 500              DJIA           CPI
Ended    Initial           Reinvested       Reinvested      Value
         $10,000           Dividend         Capital Gain
         Investment        Distributions    Distributions



6/30/86  $    10,000       $    753            $ 0          $    10,753          $ 13,582          $ 14,735       $    10,177

6/30/87  $    10,000       $    1,401          $ 0          $    11,401          $ 17,003          $ 19,456       $    10,548

6/30/88  $    10,000       $    2,186          $ 0          $    12,186          $ 15,832          $ 17,821       $    10,967

6/30/89  $    10,000       $    3,262          $ 0          $    13,262          $ 19,083          $ 21,061       $    11,533

6/30/90  $    10,000       $    4,396          $ 0          $    14,396          $ 22,229          $ 25,813       $    12,072

6/30/91  $    10,000       $    5,437          $ 0          $    15,437          $ 23,873          $ 27,042       $    12,639

6/30/92  $    10,000       $    6,158          $ 0          $    16,158          $ 27,077          $ 31,813       $    13,030

6/30/93  $    10,000       $    6,650          $ 0          $    16,650          $ 30,773          $ 34,724       $    13,420

6/30/94  $    10,000       $    7,165          $ 0          $    17,165          $ 31,207          $ 36,795       $    13,755

6/30/95  $    10,000       $    8,072          $ 0          $    18,072          $ 39,340          $ 47,474       $    14,173


Explanatory Notes: With an initial investment of $10,000 made on June 30,
1985, the net amount invested in    Cash Portfolio     shares was $10,000.
The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends for the period covered (their cash value at
the time they were reinvested), amounted to $   18,072    . If
distributions had not been reinvested, the amount of distributions earned
from    the fund     over time would have been smaller, and cash payments
(dividends) for the period would have amounted to $   5,934    . Cash
Portfolio did not distribute any capital gains during the period. Tax consequences of different investments have not been factored into the above figures.
TERM PORTFOLIO   IND   ICES



           Value of         Value of         Value of        Total                S&P 500           DJIA           CPI**

Period     Initial          Reinvested       Reinvested      Value

Ended      $10,000          Dividend         Capital Gain

           Investment       Distributions    Distributions











6/30/87*   $ 9,910          $ 186            $ 0             $ 10,096             $ 10,474          $ 10,662       $ 10,125


6/30/88    $ 9,820          $ 985            $ 0             $ 10,805             $ 9,753           $ 9,766        $ 10,526


6/30/89    $ 9,780          $ 1,937          $ 0             $ 11,717             $ 11,755          $ 11,542       $ 11,070


6/30/90    $ 9,730          $ 2,941          $ 0             $ 12,671             $ 13,693          $ 14,146       $ 11,588


6/30/91    $ 9,820          $ 3,970          $ 0             $ 13,790             $ 14,707          $ 14,819       $ 12,132


6/30/92    $ 9,910          $ 4,826          $ 0             $ 14,736             $ 16,680          $ 17,433       $ 12,507


6/30/93    $ 9,940          $ 5,353          $ 0             $ 15,293             $ 18,957          $ 19,029       $ 12,881


6/30/94    $ 9,850          $ 5,789          $ 31            $ 15,670             $ 19,224          $ 20,164       $ 13,20   2


6/30/95    $    9,910       $    6,649       $    31         $    16,590          $ 24,235          $ 26,016       $    13,604



* From March 19, 1987 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on March 19,
1987, the net amount invested in    Term Portfolio     shares was $10,000.
The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   16,626    . If distributions had not been reinvested, the amount of
distributions earned from    the fund     over time would have been
smaller, and cash payments for the period would have amounted to
$   5,057     for dividends and $   20     for capital gains distributions.
Tax consequences of different investments have not been factored into the above figures.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A fund may compare its performance or the performance of securities in which it may invest to averages published by IBC USA (Publications), Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. The IBC/Donoghue's MONEY FUND AVERAGES(trademark)/Taxable Money Market Funds, which is reported in the MONEY FUND REPORT(registered
trademark), covers over    391     taxable money market funds. The BOND
FUND REPORT AVERAGES(trademark)/Taxable Bond Funds, which is reported in
the BOND FUND REPORT(registered trademark), covers over    559     taxable
bond funds. When evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high quality instruments and seek to maintain a stable $1.00 share price. A bond fund, however, invests in longer-term instruments and its share price changes daily in response to a variety of factors.
In advertising materials,        Fidelity may quote or reprint financial or
business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition,
investment philosophy, investment techniques,    and     the desirability
of owning a particular mutual fund.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. Term Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, Term Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare Term Portfolio's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, Term Portfolio may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate    Term Portfolio's     price movements over
specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
Term Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their
   willingness     to continue purchasing shares during periods of low
price levels.
As of    August 31    , 1995, FMR advised over $   26.5     billion in
tax-free fund assets, $   79     billion in money market fund assets,
$   218     billion in equity fund assets, $   56     billion in
international fund assets, and $   23     billion in Spartan fund assets.
The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield. ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because each fund's income is primarily derived from interest, dividends from each fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not
qualify for the dividends   -    received deduction. A portion of each
fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Cash Portfolio may distribute any net realized short-term capital gains once a year or more often as necessary, to maintain its NAV at $1.00 per share. Cash Portfolio does not anticipate
earning long-term capital gains on securities held by    the fund    .
Long-term capital gains earned by Term Portfolio on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of Term Portfolio, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by Term Portfolio are taxable to shareholders as dividends, not as capital gains.
   As of June 30, 1995, Cash Portfolio had a capital loss carryforward aggregating approximately $54,000. This loss carryforward, which will expire on June 30, 2002, is available to offset future capital gains.
As of June 30, 1995, Term Portfolio had a capital loss carryforward aggregating approximately $301,000. This loss carryforward, which will expire on June 30, 2003, is available to offset future capital gains.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis.
Each fund is treated as a separate entity from the other fund of The North Carolina Capital Management Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of
the        tax consequences generally affecting each fund and its
shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be
subject to state and local taxes on fund distributions   , and shares may
be subject to state and local personal property taxes    . Investors should
consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; FIIOC, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and officer who is an "interested person" (as defined in the 1940
Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust, FMR or Sterling are indicated by an asterisk (*).
 *WILLIAM L. BYRNES (73), PRESIDENT AND TRUSTEE (1990) is a Director of Fidelity International Limited and Vice Chairman, a Director and Managing Director of FMR Corp.
JOHN DAVID "J.D." FOUST (67), TRUSTEE (1990) is a financial consultant
(   Robinson-Humphrey Company Inc., 1995). Prior to 1995, Mr. Foust was a
financial consultant to Donaldson, Lufkin, & Jenrette Securities
Corporation (1990-1995    ). Prior to 1990, he served as Deputy State
Treasurer and Secretary of the Local Government Commission (1977-1989).
 *W. OLIN NISBET III (55), TRUSTEE (1990) and Vice President, is Chairman and Director of Sterling Capital and Chairman and Director of Sterling. Mr. Nisbet is a rotating director of United Asset Management Corporation (1988 and 1994) and serves as Governor of the Investment Counsel Association of America (since 1988), an Advisor of the Kitty Hawk Capital-Venture Capital Partnership (1988), and a Trustee of Davidson College (1987).
HELEN A. POWERS (70), TRUSTEE (1990). Prior to Ms. Powers' retirement in April 1990, she served as Secretary of the North Carolina Department of Revenue (1985-1990). Prior to 1985 she was Senior Vice President of North Carolina National Bank and served as a member of the North Carolina Banking Commission. In April 1995, Ms. Powers was reappointed to serve as a member of the North Carolina Banking Commission. Ms. Powers is a trustee of Warren Wilson College (1992), a director of Memorial Mission Medical Center (1991) and the Memorial Mission Foundation (1993), for which the New Women's Health Center has been designated the HELEN POWERS WOMEN'S HEALTH CENTER.
BERTRAM H. WITHAM (76), TRUSTEE and CHAIRMAN OF THE BOARD, is    Chairman
and Director of Preferred Lodging Systems (property management), Director and member of Executive Committee of Bill Glass Ministries, and Trustee of other funds advised by FMR. Previously, he served as a consultant (Treasurer until his retirement in 1978) to IBM Corp.
J. GARY BURKHEAD (54), SENIOR VICE PRESIDENT, is President of FMR; and President and a Director of FMR Texas (1989), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. He is a Trustee of other funds managed by FMR.
J. CALVIN RIVERS, JR. (49), VICE PRESIDENT (1992), is Director and
Executive Vice President of Sterling Capital and    Director and
    President of Sterling.
FRED L. HENNING, JR. (56), VICE PRESIDENT, is Vice President of Fidelity's money market (1994) and fixed-income (1995) funds and Senior Vice President of FMR Texas, Inc.
   CURTIS HOLLINGSWORTH (38),     VICE PRESIDENT    of Term Portfolio
(1995), is an employee of FMR.
BURNELL R. STEHMAN (63), VICE PRESIDENT of Cash Portfolio (1991), Vice President of FMR Texas (1989) and of other funds advised by FMR.
ARTHUR S. LORING (47), SECRETARY, is Senior Vice President (1993) and General Counsel of FMR, Vice President - Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (48), TREASURER (1995) is Treasurer of the Fidelity funds, and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
THOMAS D. MAHER (50), ASSISTANT VICE PRESIDENT of Cash Portfolio (1990), is Assistant Vice President of Fidelity's money market funds and Vice President and Associate General Counsel of FMR Texas (1990). Prior to 1990, Mr. Maher was an employee of FMR.
JOHN H. COSTELLO (48), ASSISTANT TREASURER (1995) and an employee of FMR. LEONARD M. RUSH (49), ASSISTANT TREASURER (1994) is an employee of FMR. Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994); Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993); and Vice President, Assistant Controller, and Director of the Accounting Department - First Boston Corp. (1986-1990).
DAVID H. POTEL (38), ASSISTANT SECRETARY (1988) and an employee of FMR
Corp.
The following table sets forth information describing the compensation of
each current    t    rustee of each fund for his or her services as trustee
for the fiscal year ended June 30, 1995.
COMPENSATION TABLE

Trustees              Aggregate       Aggregate         Pension or       Estimated        Total
                      Compensation    Compensation      Retirement       Annual           Compensation
                      from Cash       from              Benefits         Benefits from    from the Fund
                      Portfolio*      Term Portfolio*    Accrued as      the Fund         Complex**
                                                        Part of Fund     Complex upon
                                                        Expenses from    Retirement**
                                                        the Fund
                                                        Complex**

William L. Byrnes+    0               0                 0                0                0

John David Foust       $21,595        $3,905            0                0                $31,250

W. Olin Nisbet III+   0               0                 0                0                0

Helen A. Powers        $27,765        $1,232            0                0                $27,184

Bertram H.             $27,703        $1,229            0                0                $47,727
Witham


* Includes compensation paid to the Trustees by each fund. The total amount of deferred compensation (including interest) payable to or accrued for Mr. Foust was $0, Ms. Powers was $28,997, and Mr. Witham was $28,932. Each fund's trustees do not receive any pension or retirement benefits from the funds as compensation for their services as trustees of the funds.
** Information is as of December 31, 1994   ,     for 210 funds in the Fund
Complex. Mr. Witham is a Director or Trustee of four investment companies in the Fund Complex, including Cash Portfolio and Term Portfolio. Under a retirement program adopted in July 1988 by the other open-end investment companies in the Fund Complex (the "other Open-End Funds"), Mr. Witham, upon reaching age 72, became eligible to participate in a retirement program under which he receives payments during his lifetime from a fund based upon his basic trustee fees and length of service as trustee for the other Open-End Funds. During the year ended June 30, 1995, he received $50,000 in payments under that retirement program. The obligation of the other Open-End Funds to make such payments is not secured or funded.
+ Messrs. Byrnes and Nisbet, who are "interested persons" of Cash Portfolio and Term Portfolio, do not receive any compensation from Cash Portfolio or Term Portfolio or other investment companies in the Fund Complex for their services as Trustees, and are compensated by FMR.
On    September 30, 1995    , the Trustees and officers of each fund owned,
in the aggregate, less than 1% of each fund's total outstanding shares.
   As of September 30, 1995, there were no owners of record or beneficially of 5% or more of outstanding shares of Cash Portfolio.
As of September 30, 1995, the following owned of record or beneficially 5% or more of outstanding shares of Term Portfolio: City of Charlotte, 600 East Fourth Street, Charlotte, NC 28202; Wake County, P.O. Box 550, Raleigh, NC 27602; Alamance County, 124 W. Elm Street, Graham, NC 27253; and Buncombe County, 1 Oak Plaza, Suite 202, Ashville, NC 28801.
MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
FMR is responsible for the payment of all expenses of each fund with certain exceptions. Specific expenses payable by FMR include, without limitation, expenses for typesetting, printing, and mailing proxy materials to shareholders; legal expenses, and the fees of the custodian, and auditor; costs of typesetting, printing, and mailing prospectuses and statements of additional information, notices and reports to shareholders;
   and     each fund's proportionate share of insurance premiums and
Investment Company Institute dues. FMR also provides for transfer agent and dividend disbursing services through FIIOC and portfolio and general accounting record maintenance through FSC.
FMR pays all other expenses of each fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested
persons" of the trust   ,     FMR   , or Sterling     (the non-interested
Trustees); interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
FMR is each fund's manager pursuant to management contracts dated December 13, 1990, which were approved by shareholders on December 12, 1990. The
management fee paid    by each fund     to FMR is reduced by an amount
equal to the fees and expenses    paid by the fund to     the
non-interested Trustees.
For the services of FMR under each contract, each fund pays FMR a monthly
management fee at    an     annual rate    according to the following
schedule: 0.365% of average net assets through $400 million; 0.360% of average net assets in excess of $400 million through $800 million; 0.355% of average net assets in excess of $800 million through $1.2 billion; 0.350% of average net assets in excess of $1.2 billion through $1.6 billion; 0.340% of average net assets in excess of $1.6 billion through $2.0 billion; and 0.330% of average net assets in excess of $2.0
billion.     Fees received by FMR, after reduction of fees and expenses
   paid by the fund to     the non-interested Trustees, for the last three
fiscal years are shown in the table below.
                 Fiscal Year Ended   Management Fees Paid to FMR   *

Cash Portfolio   1995                   $ 5,555,766

                 1994                   $ 5,314,720

                 1993                   $ 5,882,188

Term Portfolio   1995                   $ 261,780

                 1994                   $ 300,144

                 1993                   $ 338,211

   * Prior to November 1, 1995, the management fees were based on the following schedule: 0.41% of average net assets through $100 million; 0.40% of average net assets in excess of $100 million through $200 million; 0.39% of average net assets in excess of $200 million through $800 million; and 0.38% of average net assets in excess of $800 million. On November 1, 1995, FMR voluntarily revised the above fee schedule. The revised management fee schedule provides for lower management fee rates as the funds' assets increase.
FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and yield and repayment of the reimbursement by each fund will lower its total returns and yield. SUB-ADVISER. On behalf of Cash Portfolio, FMR has entered into a
sub-advisory agreement with FMR Texas        pursuant to which FMR Texas
has primary responsibility for providing portfolio investment management services to Cash Portfolio.
Under the sub-advisory agreement dated January 1, 1991, which was approved by shareholders on December 12, 1990, FMR pays FMR Texas fees equal to 50% of the management fee payable to FMR under its management contract with Cash Portfolio, after payments by FMR pursuant to Cash Portfolio's 12b-1 Plan, if any. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. On behalf of Cash Portfolio, for fiscal 1995, 1994, and 1993, FMR
paid FMR Texas fees of $   1,597,195    , $   1,574,452    , and
$   1,692,977    , respectively.
CONTRACTS WITH FMR AFFILIATES
FIIOC    performs     transfer, dividend disbursing, and shareholder
    servicing    functions     for the funds. The costs of these services
are borne by FMR pursuant to its management contract with    each
fund   . Under this arrangement, FIIOC receives an account fee and transaction fees.
FSC performs the calculations necessary to determine the NAV and dividends for each fund, and maintains each fund's general accounting records. The cost of these services are also borne by FMR pursuant to its management contract with the funds. FSC receives a fee based on each fund's average net assets.
Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National
Association of Securities Dealers, Inc. The distribution agreement   s
call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are
continuously offered at    NAV    . Promotional and administrative expenses
in connection with the offer and sale of shares are paid by FMR. FDC has entered into a Distribution and Service Agent Agreement with Sterling, a wholly-owned subsidiary of Sterling Capital Management Company (Sterling
Capital), headquartered in Charlotte,    NC,     which is an affiliate of
United Asset Management Corporation, Boston, MA, to act as distribution agent of shares of each fund. Under the Distribution and Service Agent Agreement, Sterling has assumed from FDC primary responsibility with respect to the distribution of each fund's shares.
   DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of the funds (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.
   Under each Plan, if the payment of management fees by the funds to FMR is deemed to be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Plan specifically recognizes that FMR may use its management fee revenue to compensate FDC for services in connection with the distribution of shares, including payments made to third parties that assist in selling shares of each fund, or to third parties that render shareholder support services.
Pursuant to the Plans, from its management fees, FMR pays Sterling, through
FDC, a    monthly     distribution fee at an annual rate    according to
the following schedule: 0.160% of average net assets through $1.6 billion; 0.155% of average net assets in excess of $1.6 billion through $2.0 billion; and 0.150% of average net assets in excess of $2.0 billion.
For the fiscal year ended June 30, 1995, FMR paid Sterling through FDC
$   2,361,376     on behalf of Cash Portfolio and $   91,592     on behalf
of Term Portfolio.    Prior to February 1, 1996, the distribution fees were
based on the following schedule: 0.14% of average net assets through $100 million; 0.15% of average net assets in excess of $100 million through $200 million; 0.16% of average net assets in excess of $200 million through $800 million; and 0.17% of average net assets in excess of $800 million.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of each Plan, and have determined that there is a reasonable likelihood that the Plan will benefit
each fund and its shareholders.    In particular, the Trustees noted that
each Plan does not authorize payments by each fund other than those made to
FMR under its management contract with the fund.     To the extent that
each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Plans were approved by shareholders of each fund on December 12, 1990. The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulator agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed
herein, and banks and    other     financial institutions may be required
to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Cash Portfolio and Term Portfolio are funds of The North Carolina Capital Management Trust, an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust, dated April 26, 1982, and amended and restated on November 1, 1987. Currently, Cash Portfolio and Term Portfolio are the only funds of the trust. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to        a fund,
the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become
liable for any misstatement in its prospectus or    SAI     about another
fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholders held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the trust or the fund. If not so terminated, the trust and the funds will continue indefinitely.
CUSTODIAN. First Union National Bank of North Carolina, Two First Union
Center, Charlotte,        NC 28288, is custodian of the assets of
   each     fund   .     The custodian is responsible for the safekeeping
of    a     fund'   s     assets and the appointment of the subcustodian
banks and clearing agencies. The custodian takes no part in determining the investment policies of the funds or in deciding which securities are
purchased or sold by    a     fund   .     However,    a     fund
    may invest in obligations of the custodian and may purchase securities
from or sell securities to the custodian.        The Bank of New York   ,
    headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with pooled repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA
and 1999 Bryan Street, Dallas, TX    , serves as the trust's independent
accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
   Each     fund'   s     financial statements and financial highlights for
the fiscal year ended June 30, 1995 are included in the funds' Annual
Report, which is a separate report.    Each     fund'   s     financial
statements and financial highlights    are incorporated herein by
reference.
APPENDIX
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS OF STATE AND MUNICIPAL NOTES:
Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade (MIG, or VMIG for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important in the short run. Symbols used will be as follows:
MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG-3/VMIG-3 - This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS OF STATE AND MUNICIPAL NOTES:
SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 - Speculative capacity to pay principal and interest.
DESCRIPTION OF MOODY'S INVESTORS SERVICES, INC.'S MUNICIPAL BOND RATINGS:
AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A -Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Those bonds within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S MUNICIPAL BOND RATINGS:
AAA -Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:
Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
Leading market positions in well established industries.
High rates of return on funds employed.
Conservative capitalization structures with moderate reliance on debt and ample asset protection.
Broad margins in earning coverage of fixed financial charges and with high internal cash generation.
Well established access to a range of financial markets and assured sources of alternate liquidity.
Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:
A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
A-3 - This designation indicates that the capacity for timely payment is satisfactory. These issues are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
 (a)(1) Financial Statements and Financial Highlights, included in the Annual Report, for Cash Portfolio for the fiscal year ended June 30, 1995 are incorporated by reference into the fund's Statement of Additional Information and were filed on August 16, 1995 for The North Carolina Capital Management Trust (File No. 811-3455) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
 (a)(2) Financial Statements and Financial Highlights, included in the Annual Report, for Term Portfolio for the fiscal year ended June 30, 1995 are incorporated by reference into the fund's Statement of Additional Information and were filed on August 16, 1995 for The North Carolina Capital Management Trust (File No. 811-3455) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
 (b) Exhibits:
  (1) Amended and Restated Declaration of Trust dated November 1, 1987, was electronically filed and is incorporated herein by reference as Exhibit 1 to Post-Effective Amendment No. 28.
   (a) Supplement to the Declaration of Trust, dated October 18, 1993, was electronically filed and is incorporated herein by reference as Exhibit 1(a) to Post-Effective Amendment No. 28.
  (2) By-Laws of the Trust were electronically filed and are incorporated herein by reference as Exhibit 2 to Post-Effective Amendment No. 28.
  (3) Not applicable.
  (4) Not applicable.
  (5) (a) Management Contract between The North Carolina Cash Management
Trust: Term Portfolio and Fidelity Management & Research Company dated December 13, 1990 was electronically filed and is incorporated herein by reference as Exhibit 5(a) to Post-Effective Amendment No. 28.
   (b) Management Contract between The North Carolina Cash Management
Trust: Cash Portfolio and Fidelity Management & Research Company dated December 13, 1990 was electronically filed and is incorporated herein by reference as Exhibit 5(b) to Post-Effective Amendment No. 28.
   (c) Sub-Advisory Agreement between FMR Texas Inc. and Fidelity Management & Research Company on behalf of Cash Portfolio dated January 1, 1991 was electronically filed and is incorporated herein by reference as
Exhibit 5(c) to Post-Effective Amendment No. 28.
(6) (a) General Distribution Agreement between The North Carolina Cash Management Trust: Cash Portfolio and Fidelity Distributors Corporation dated April 1, 1987 was electronically filed and is incorporated herein by reference as Exhibit 6(a) to Post-Effective Amendment No. 28.
(b) General Distribution Agreement between The North Carolina Cash Management Trust: Term Portfolio and Fidelity Distributors Corporation dated April 1, 1987 was electronically filed and is incorporated herein by reference as Exhibit 6(b) to Post-Effective Amendment No. 28.
   (c) Amendment to the General Distribution Agreement dated January 1, 1988 for Cash Portfolio and Term Portfolio was electronically filed and is incorporated herein by reference as Exhibit 6(c) to Post-Effective Amendment No. 28.
  (7) Not applicable.
  (8) (a) Custodian Agreement between Registrant and First Union National Bank of North Carolina dated December 6, 1991 was electronically filed and is incorporated herein by reference as Exhibit 8(a) to Post-Effective Amendment No. 30.
   (b) Subcustodian Agreement between First Union National Bank of North Carolina and Shawmut Bank, N.A. dated November 1, 1990 was electronically filed and is incorporated herein by reference as Exhibit 8(b) to Post-Effective Amendment No. 28.
   (c) Subcustodian Agreement between First Union National Bank of North Carolina and Morgan Guaranty Trust Company of New York dated March 18, 1991 was electronically filed and is incorporated herein by reference as Exhibit 8(c) to Post-Effective Amendment No. 28.
  (9) Not applicable.
  (10) Not applicable.
  (11) Consent of Coopers & Lybrand L.L.P. is filed herein as Exhibit 11.
  (12) Not applicable.
  (13) Not applicable.
  (14) Not applicable.
  (15) (a) Distribution and Service Plan between The North Carolina Cash Management Trust: Term Portfolio and Fidelity Distributors Corporation dated December 13, 1990 was electronically filed and is incorporated herein by reference as Exhibit 15(a) to Post-Effective Amendment No. 28.
   (b) Distribution and Service Plan between The North Carolina Cash Management Trust: Cash Portfolio and Fidelity Distributors Corporation dated December 13, 1990 was electronically filed and is incorporated herein by reference as Exhibit 15(b) to Post-Effective Amendment No. 28.
   (c) Distribution and Service Agent Agreement between Fidelity Distributors Corporation and Sterling Capital Distributors, Inc., dated December 13, 1990 on behalf of Term Portfolio, was electronically filed and is incorporated herein by reference as Exhibit 15(c) to Post-Effective Amendment No. 28.
   (d) Distribution and Service Agent Agreement between Fidelity Distributors Corporation and Sterling Capital Distributors, Inc., dated December 13, 1990 on behalf of Cash Portfolio, was electronically filed and is incorporated herein by reference as Exhibit 15(d) to Post-Effective Amendment No. 28.
(16) (a) Schedule and data points for 7-day yield for Cash Portfolio are electronically filed herein as Exhibit 16(a).
(b) Schedule and data points for 30-day yield for Term Portfolio were electronically filed and are incorporated herein by reference as Exhibit 16(b) to Post-Effective Amendment No. 30.
(c) Schedule and data points for total return for Term Portfolio were electronically filed and are incorporated herein by reference as Exhibit 16(c) to Post-Effective Amendment No. 30.
(d) Schedule and data points for adjusted NAV for Term Portfolio were electronically filed and are incorporated herein by reference as Exhibit 16(d) to Post-Effective Amendment No. 30.
(17) Financial Data Schedules for Cash Portfolio and Term Portfolio are electronically filed herein as Exhibit 17.
Item 25.  Persons Controlled by or under Common Control with Registrant
 The Board of Trustees of Registrant is a separate entity from the Board of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. The officers of these funds are elected separately and are substantially different. The Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.

Item 26.            Number of Holders of Securities
August 31, 1995
      Title of  Class         Number of Record Holders



      Cash Portfolio         545



      Term Portfolio         115

Item 27.  Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d   Chairman of the Executive Committee of FMR; President
                       and Chief Executive Officer of FMR Corp.; Chairman of
                       the Board and a Director of FMR, FMR Corp., FMR Texas
                       Inc., Fidelity Management & Research (U.K.) Inc., and
                       Fidelity Management & Research (Far East) Inc.; President
                       and Trustee of funds advised by FMR.



J. Gary Burkhead       President of FMR; Managing Director of FMR Corp.;
                       President and a Director of FMR Texas Inc., Fidelity
                       Management & Research (U.K.) Inc., and Fidelity
                       Management & Research (Far East) Inc.; Senior Vice
                       President and Trustee of funds advised by FMR.



Peter S. Lynch         Vice Chairman and Director of FMR.



Robert Beckwitt        Vice President of FMR and of funds advised by FMR.



David Breazzano        Vice President of FMR (1993) and of a fund advised by
                       FMR.



Stephan Campbell       Vice President of FMR (1993).



Dwight Churchill       Vice President of FMR (1993).



William Danoff         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Scott DeSano           Vice President of FMR (1993).



Penelope Dobkin        Vice President of FMR and of a fund advised by FMR.



Larry Domash           Vice President of FMR (1993).



George Domolky         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Robert K. Duby         Vice President of FMR.



Margaret L. Eagle      Vice President of FMR and of a fund advised by FMR.



Kathryn L. Eklund      Vice President of FMR.



Richard B. Fentin      Senior Vice President of FMR (1993) and of a fund advised
                       by FMR.



Daniel R. Frank        Vice President of FMR and of funds advised by FMR.



Michael S. Gray        Vice President of FMR and of funds advised by FMR.



Lawrence Greenberg     Vice President of FMR (1993).



Barry A. Greenfield    Vice President of FMR and of a fund advised by FMR.



William J. Hayes       Senior Vice President of FMR; Equity Division Leader.



Robert Haber           Vice President of FMR and of funds advised by FMR.



Richard Haberman       Senior Vice President of FMR (1993).



Daniel Harmetz         Vice President of FMR and of a fund advised by FMR.



Ellen S. Heller        Vice President of FMR.




John Hickling   Vice President of FMR (1993) and of funds advised by
                FMR.




Robert F. Hill              Vice President of FMR; Director of Technical Research.



Stephen P. Jonas            Treasurer and Vice President of FMR (1993)); Treasurer of
                            FMR Texas Inc. (1993), Fidelity Management & Research
                            (U.K.) Inc. (1993), and Fidelity Management & Research
                            (Far East) Inc. (1993).



David B. Jones              Vice President of FMR (1993).



Steven Kaye                 Vice President of FMR (1993) and of a fund advised by
                            FMR.



Frank Knox                  Vice President of FMR (1993).



Robert A. Lawrence          Senior Vice President of FMR (1993); High Income
                            Division Leader.



Alan Leifer                 Vice President of FMR and of a fund advised by FMR.



Harris Leviton              Vice President of FMR (1993) and of a fund advised by
                            FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Malcolm W. MacNaught II     Vice President of FMR (1993).



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David Murphy                Vice President of FMR and of funds advised by FMR.



Andrew Offit                Vice President of FMR (1993).



Judy Pagliuca               Vice President of FMR (1993).



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR and of funds advised by FMR.



Lee Sandwen                 Vice President of FMR (1993).



Patricia A. Satterthwaite   Vice President of FMR (1993) and of a fund advised by
                            FMR.



Thomas T. Soviero           Vice President of FMR (1993).



Robert E. Stansky           Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Gary L. Swayze              Vice President of FMR and of funds advised by FMR;
                            Tax-Free Fixed-Income Group Leader.



Thomas Sweeney              Vice President of FMR (1993).



Donald Taylor               Vice President of FMR (1993) and of funds advised by
                            FMR.



Beth F. Terrana             Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Joel Tillinghast            Vice President of FMR (1993) and of a fund advised by
                            FMR.



Robert Tucket               Vice President of FMR (1993).



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR; Growth Group Leader.



Jeffrey Vinik               Senior Vice President of FMR (1993) and of a fund advised
                            by FMR.



Guy E. Wickwire             Vice President of FMR and of a fund advised by FMR.



Arthur S. Loring            Senior Vice President (1993), Clerk, and General Counsel
                            of FMR; Vice President, Legal of FMR Corp.; Secretary of
                            funds advised by FMR.


(2)  FMR TEXAS INC. (FMR Texas)
 FMR Texas provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d   Chairman and Director of FMR Texas; Chairman of the
                       Executive Committee of FMR; President and Chief
                       Executive Officer of FMR Corp.; Chairman of the Board
                       and a Director of FMR, FMR Corp., Fidelity
                       Management & Research (Far East) Inc. and Fidelity
                       Management & Research (U.K.) Inc.; President and
                       Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR Texas; President of FMR;
                       Managing Director of FMR Corp.; President and a
                       Director of Fidelity Management & Research (Far East)
                       Inc. and Fidelity Management & Research (U.K.) Inc.;
                       Senior Vice President and Trustee of funds advised by
                       FMR.



Fred L. Henning, Jr.   Senior Vice President of FMR Texas; Fixed-Income
                       Division Leader (1995).



Robert Auld            Vice President of FMR Texas (1993).



Leland Barron          Vice President of FMR Texas and of funds advised by
                       FMR.



Robert Litterst        Vice President of FMR Texas and of funds advised by
                       FMR (1993).



Thomas D. Maher        Vice President of FMR Texas and Assistant Vice
                       President of funds advised by FMR.



Burnell R. Stehman     Vice President of FMR Texas and of funds advised by
                       FMR.



John J. Todd           Vice President of FMR Texas and of funds advised by
                       FMR.



Sarah H. Zenoble       Vice President of FMR Texas; Money Market Division
                       Leader (1995).



Stephen P. Jonas       Treasurer of FMR Texas Inc. (1993), Fidelity
                       Management & Research (U.K.) Inc. (1993), and Fidelity
                       Management & Research (Far East) Inc. (1993);
                       Treasurer and Vice President of FMR (1993).



David C. Weinstein     Secretary of FMR Texas; Clerk of Fidelity Management
                       & Research (U.K.) Inc.; Clerk of Fidelity Management &
                       Research (Far East) Inc.


Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR and the following other funds:
ARK Funds
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Nita B. Kincaid        Director                   None

W. Humphrey Bogart     Director                   None

Kurt A. Lange          President and Treasurer    None

William L. Adair       Senior Vice President      None

Thomas W. Littauer     Senior Vice President      None

Arthur S. Loring       Vice President and Clerk   Secretary

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30.  Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Co., 82 Devonshire Street, Boston, MA 02109, or the Portfolios' custodian, First Union National Bank, Charlotte, North Carolina.
Item 31.  Management Services
 Not applicable.
Item 32.  Undertakings
 The Registrant, on behalf of Cash Portfolio and Term Portfolio, undertakes to deliver to each person who has received the prospectus or annual or semiannual financial report for a fund in an electronic format, upon his or her request and without charge, a paper copy of the prospectus or annual or semiannual report for the fund.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 31 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 25th day of October 1995.
      The North Carolina Capital Management Trust
      By /s/ William L. Byrnes+
           William L. Byrnes, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
(Signature)                     (Title)       (Date)


    /s/ Kenneth A. Rathgeber    Treasurer     October 25, 1995
 Kenneth A. Rathgeber


   /s/ William L. Byrnes*       Trustee       October 25, 1995
 William L. Byrnes


   /s/ John David Foust*        Trustee       October 25, 1995
 John David Foust


   /s/ W. Olin Nisbet III*      Trustee       October 25, 1995
 W. Olin Nisbet III


   /s/ Helen A. Powers**        Trustee       October 25, 1995
 Helen A. Powers


    /s/ Bertram H. Witham*      Trustee       October 25, 1995
 Bertram H. Witham


+ Signature affixed by Arthur S. Loring pursuant to a power of attorney dated July 17, 1991 and filed herewith.
* Signatures affixed by Robert C. Hacker pursuant to a power of attorney dated April 17, 1991 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated July 17, 1991 and filed herewith.

 POWER OF ATTORNEY
 I, the undersigned Trustee of The North Carolina Cash Management Trust:
Cash Portfolio and Term Portfolio (the Trust), hereby severally constitute and appoint Arthur J. Brown, Robert C. Hacker, Richard M. Phillips, Dana L. Platt and Arthur C. Delibert, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS my hand on this 17th day of July 1991
/s/Helen A. Powers
__________________
Helen A. Powers

 POWER OF ATTORNEY
 We, the undersigned Trustees of The North Carolina Cash Management Trust:
Cash Portfolio and Term Portfolio (the Trust), hereby severally constitute and appoint Arthur J. Brown, Robert C. Hacker, Richard M. Phillips, Dana L. Platt and Arthur C. Delibert, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our name in the appropriate capacities, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS our hands on this 17th day of April 1991
/s/William L. Byrnes
________________________
William L. Byrnes
/s/John David Foust
________________________
John David Foust
/s/W. Olin Nisbet III
________________________
W. Olin Nisbet III
________________________
Helen A. Powers
/s/Bertram H. Witham
________________________
Bertram H. Witham

POWER OF ATTORNEY
 I, the undersigned President of the North Carolina Cash Management Trust:
Cash Portfolio and Term Portfolio (the Trust), hereby severally constitute and appoint Arthur S. Loring my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.
 WITNESS my hand on this 17th day of July 1991
/s/ William L. Byrnes
William L. Byrnes